                                                                    Exhibit 10.6

                               AMENDMENT NO. 6 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 9th day of November, 2000, by and between APPLICA INCORPORATED, f/k/a Windmere-Durable Holdings, Inc., a Florida corporation (the "Borrower"), BANK OF AMERICA, N.A., f/k/a NationsBank, National Association, as Agent (the "Agent") and as a Lender, and the other Lenders party thereto (together with the Agent, the "Lenders"). Unless the context requires otherwise, all capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Lenders and the Borrower have entered into that certain Amended and Restated Credit Agreement dated as of August 7, 1998 (as heretofore and hereby amended, and as further amended, supplemented or restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Loan Documents; and

         WHEREAS, the Lenders are willing to agree to the amendments to the Credit Agreement requested by the Borrower, as more fully set forth herein; and

         NOW, THEREFORE, in consideration of the premises, the terms, covenants and conditions hereinafter appearing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.       AMENDMENT TO CREDIT AGREEMENT.

                  (a) The definition of "Consolidated Fixed Charge Coverage Ratio" in Section 1.2 of the Credit Agreement is deleted and the following new definition is inserted in replacement thereof:

                           "Consolidated Fixed Charge Ratio" means, with respect
                  to the Borrower and its Subsidiaries for the Applicable Period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Fixed Charges for such period.

                  (b) The definition of "Consolidated Net Income" in Section 1.2 of the Credit Agreement is amended by adding the following new proviso at the end thereof:

                  ; and provided further, however, that there shall be added back to Consolidated Net Income, through the third fiscal quarter 2001, the amount of that certain one-time restructuring charge of up to $40,000,000 incurred in the fourth fiscal quarter 2000 in connection with the exiting of certain non-core businesses of the Borrower;

                  (c) The definition of "Hedging Obligation" in Section 1.2 of the Credit Agreement is amended by adding the following new language at the end thereof:

         For purposes of any computation hereunder, each Hedging Obligation shall be valued at the Hedge Value thereof.

                  (d) The definition of "Indebtedness" in Section 1.2 of the Credit Agreement is amended by adding the following new language at the end thereof:

                  or Hedging Obligations with a negative Hedge Value to the extent included in the calculation of Consolidated Net Income.

                  (e) Section 1.2 of the Credit Agreement is amended by adding the following new definition in alphabetical position:

                           "Hedge Value" means, with respect to each contract,
                  instrument or other arrangement creating a Hedging Obligation, the net obligations of the Borrower or any Subsidiary thereunder equal to the termination value thereof as determined in accordance with its provisions (if such Hedging Obligation has been terminated) or the mark to market value thereof as determined on the basis of available quotations from any recognized dealer in, or from Bloomberg or other similar service providing market quotations for, the applicable Hedging Obligation (if such Hedging Obligation has not been terminated).

                  (f) Section 10.9 of the Credit Agreement is hereby deleted and the following new Section 10.9 is inserted in replacement thereof.

                           10.9 HEDGING OBLIGATIONS. Incur or permit to exist
                  any Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Hedging Obligations, except for Hedging Obligations in an aggregate amount of less than $300,000,000 entered into in the ordinary course of business which are not for speculative or investment purposes.

                  (g) Section 10.22 of the Credit Agreement is hereby deleted and the following new Section 10.22 is inserted in replacement thereof:

                  10.22.   FINANCIAL COVENANTS.

                           (a) CONSOLIDATED NET WORTH. Permit at any time
                  Consolidated Net Worth to be less than $295,000,000, such amount to be increased as at the first day of each fiscal quarter, beginning with the fiscal quarter beginning January 1, 2001, by an amount equal to (a) seventy-five percent (75%) of Consolidated Net Income during the immediately preceding fiscal quarter, plus (b) one hundred percent (100%) of the Net Proceeds of any Equity Offering consummated during the immediately preceding fiscal quarter; PROVIDED, HOWEVER, in no event shall the Consolidated Net Worth requirement be decreased as a result of a net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) for any fiscal quarter. Any increase calculated pursuant hereto shall be determined based upon financial statements delivered in accordance with SECTION 9.1(a) AND (b) hereof; PROVIDED, HOWEVER such increase shall be deemed effective as of the first day of the fiscal quarter in which such financial statements are delivered or required to be delivered, if earlier.

                           (b) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit
                  Consolidated Fixed Charge Coverage Ratio to be less than the ratio indicated below at any time during the period indicated:

                           Closing Date through
                           March 30, 2002                        1.50 to 1.00

                           March 31, 2002
                           and thereafter                        1.75 to 1.00

                           (c) CONSOLIDATED INTEREST COVERAGE RATIO. Permit
                  Consolidated Interest Coverage Ratio to be less than the ratio indicated below at any time during the period indicated:

                           Closing Date through
                           March 30, 2003                        2.50 to 1.00

                           March 31, 2003
                           and thereafter                        3.00 to 1.00

                           (d) CONSOLIDATED LEVERAGE RATIO. Permit Consolidated
                  Leverage Ratio to be greater than the ratio indicated below at any time during the period indicated:

                           Closing Date through
                           March 30, 2002                        4.35 to 1.00

                           March 31, 2002 through
                           through March 30, 2003                3.75 to 1.00

                           March 31, 2003
                           and thereafter                        3.25 to 1.00

                           (e) TOTAL INDEBTEDNESS. Permit the aggregate amount
                  of Indebtedness owing by the Borrower and its Subsidiaries on a consolidated basis, less the outstanding amount of the Subordinated Notes, to exceed $335,000,000 at any time.

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

                           (f) CAPITAL EXPENDITURES. Make or become committed to
                  make Capital Expenditures, which exceed in the aggregate in any Fiscal Year of the Borrower described below (on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period, provided, however, that amounts not expended in Fiscal Year 2001 MAY be carried Forward and expended in Fiscal Year 2002 only), the amount set forth opposite each such period:

                  Fiscal Year Ending:        Capital Expenditures Not to Exceed:
                  -------------------        -----------------------------------

                  December 31, 2000                     $28,000,000

                  December 31, 2001                     $50,000,000

                  December 31, 2002                     $30,000,000

                  December 31, 2003
                  and each Fiscal Year thereafter       $30,000,000

                  (h) Section 13.9 of the Credit Agreement is hereby deleted and the following new Section 13.9 is inserted in replacement thereof:

                           13.9. CONFIDENTIALITY. The Agent and each Lender
                  (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Borrower, any Guarantor or any of their Subsidiaries or Affiliates (each, a "Disclosing Party) that is marked as confidential or, with respect to verbal information, explicitly identified as confidential when furnished ("Confidential Information").

                           (a) For purposes of this Agreement, the term
                  "Confidential Information" shall not include information that
                  (i) is in the Lending Party's possession prior to it being provided by or on behalf of the Disclosing Party, provided that such information is not known by the Lending Party to be subject to another confidentiality agreement with, or other legal or contractual obligation of confidentiality to, a Disclosing Party (ii) is or becomes publicly available (other than through a breach of this Agreement by any Lending Party), or (iii) becomes available to the Lending Party on a non-confidential basis, provided that the source of such information was not known by the Lending Party to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information.

                           (b) Notwithstanding the foregoing, a Lending Party
                  may disclose Confidential Information to:

                           (1) any governmental agency or regulatory body having
                  or reasonably claiming to have authority to regulate or oversee any aspect of the Lending Party's business in connection with the exercise of such authority or claimed authority;

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

                           (2) the extent necessary or appropriate to effect or
                  preserve the Lending Party's security (if any) hereunder or to enforce any right or remedy provided pursuant to this Agreement or in connection with any claims asserted by or against the Lending Party or the Borrower or any other person or entity involved herewith;

                           (3) its directors, officers, employees, attorneys,
                  accountants, and auditors (collectively, the
                  "REPRESENTATIVES") whom it reasonably determines need to know such information; and the Lending Party agrees inform the Representatives to whom it discloses Confidential Information of the confidential nature of the Confidential Information; and

                           (4) any bank or financial institution or other entity
                  to which the Lending Party has sold or desires to sell an interest or participation in the Facilities, provided that any such recipient of such Confidential Information agrees in writing to keep such Confidential Information confidential as specified in this Section 13.9;

                  PROVIDED, HOWEVER, in the event a Lending Party is requested or required (by interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, or any similar legal process) to disclose any of the Confidential Information, the Lending Party, in the absence of a protective order, may disclose such information without liability. The Lending Party, however, shall, to the extent permitted by law and as promptly as practicable, notify the Disclosing Party and the Borrower prior to such disclosure by the Lending Party so that the Disclosing Party may seek at its sole expense a protective order or other appropriate remedy.

                           (c) Each Lending Party acknowledges that, under
                  certain circumstances, the United States securities laws may prohibit a person who has received material, non-public information from an issuer from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell such securities. Each Lending Party further acknowledges that certain Confidential Information could be considered material non-public information and agrees that it will not, and it will use reasonable efforts to ensure that its Representatives will not, trade in the securities of the Borrower on the basis of such information or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell such securities.

                           (d) This Section 13.9 shall survive the termination
                  of this Agreement.

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) By its execution and delivery hereof, the Borrower certifies that:

                           (i) all of the representations and warranties made by
                  the Borrower in the Credit Agreement and in each of the other Loan Documents are true and correct as of the date hereof as if each of said representations and warranties were set out in full herein and made as of the date of execution and delivery hereof, except that all representations and warranties that refer to the financial statements of the Borrower shall be deemed to refer to the financial statements of the Borrower most recently delivered in accordance with SECTION 9.1 of the Credit Agreement; and

                           (ii) no event has occurred and no condition exists
                  which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

                  (b) The Borrower further covenants and agrees that the representations and warranties contained in the Credit Agreement and the other Loan Documents, as hereby reaffirmed, and the representations and warranties made herein shall survive the execution and delivery of this Amendment Agreement.

         3. AMENDMENT FEE. The Borrower agrees to pay to the Agent for the benefit of each Lender signatory hereto on the effective date of this Agreement an amendment fee (the "Amendment Fee") equal to .20% of the aggregate amount of the Total Revolving Credit Commitment and the Total Term Loan Commitment which fee shall be earned as of such date and shall be allocated pro rata among the Lenders signatory hereto based upon their respective Applicable Commitment Percentages.

         4. EXPENSES. The Borrower agrees to reimburse the Agent and the Lenders for all costs and out-of-pocket expenses, including, without limitation, attorneys' fees and disbursements, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment Agreement.

         5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as set forth in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         6. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. GOVERNING LAW. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         8. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         9. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment Agreement to be duly executed under seal by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                    APPLICA INCORPORATED, FORMERLY KNOWN AS
                                    WINDMERE-DURABLE HOLDINGS, INC., as Borrower

                                    By: /s/ Terry Polistina
                                       -----------------------------------------
                                    Name:  Terry Polistina
                                         ---------------------------------------
                                    Title:  S.V.P. -- Finance and Administration
                                          --------------------------------------



                                    AGENT:

                                    BANK OF AMERICA, N.A., FORMERLY KNOWN AS
                                    NATIONSBANK, NATIONAL ASSOCIATION, as Agent

                                    By: /s/ Adam Kaplan
                                       -----------------------------------------
                                    Name:  Adam Kaplan
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    LENDERS:

                                    BANK OF AMERICA, N.A., FORMERLY KNOWN AS
                                    NATIONSBANK, NATIONAL ASSOCIATION

                                    By:  /s/ Adam Kaplan
                                       -----------------------------------------
                                    Name:  Adam Kaplan
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    ALLIANCE CAPITAL MANAGEMENT L.P., as Manager on behalf of ALLIANCE CAPITAL FUNDING, L.L.C.

                                    By:  ALLIANCE CAPITAL MANAGEMENT
                                         CORPORATION,
                                         General Partner of Alliance Capital
                                         Management L.P.

                                    By: /s/ James E. Kennedy, Jr.
                                       -----------------------------------------
                                    Name:  James E. Kennedy, Jr.
                                         ---------------------------------------
                                    Title:  Senior Vice President
                                          --------------------------------------


                                    ARES LEVERAGED INVESTMENT FUND, L.P.

                                    By:  ARES Management, L.P.
                                    Its: General Partner

                                    By:    signature illegible
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ARES LEVERAGED INVESTMENT FUND II, L.P.

                                    By:  ARES Management II, L.P.
                                    Its: General Partner

                                    By:    signature illegible
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ARES III CLO LTD.

                                    By:  ARES CLO Management, LLC
                                    Its: General Partner

                                    By:    signature illegible
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BALANCED HIGH-YIELD FUND II LTD

                                    By:      BHF (USA) Capital Corporation,
                                             acting through its New York Branch,
                                             as attorney-in-fact

                                    By:  /s/ Christopher J. Rivzzi
                                       -----------------------------------------
                                    Name:  Christopher J. Rivzzi
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    By:  /s/ Lisa Moraglia
                                       -----------------------------------------
                                    Name:  Lisa Moraglia
                                         ---------------------------------------
                                    Title:  Portfolio Manager
                                          --------------------------------------


                                    BHF (USA) CAPITAL CORPORATION

                                    By:  /s/ Christopher J. Rivzzi
                                       -----------------------------------------
                                    Name:  Christopher J. Rivzzi
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    By:  /s/ Lisa Moraglia
                                       -----------------------------------------
                                    Name:  Lisa Moraglia
                                         ---------------------------------------
                                    Title:  Portfolio Manager
                                          --------------------------------------


                                    BANKATLANTIC

                                    By:  /s/ Marcia K. Snyder
                                       -----------------------------------------
                                    Name:  Marcia K. Snyder
                                         ---------------------------------------
                                    Title:  Executive Vice President
                                          --------------------------------------


                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.

                                    By:  /s/ Scott Kram
                                       -----------------------------------------
                                    Name:  Scott Kram
                                         ---------------------------------------
                                    Title:  SVP
                                          --------------------------------------


                                    By:  /s/ Gary Andresen
                                       -----------------------------------------
                                    Name:  Gary Andresen
                                         ---------------------------------------
                                    Title:  VP
                                          --------------------------------------

                                    BANK LEUMI LE-ISRAEL B.M.

                                    By:  /s/ Joseph F. Realini
                                       -----------------------------------------
                                    Name:  Joseph F. Realini
                                         ---------------------------------------
                                    Title:  V.P.
                                          --------------------------------------

                                    BARCLAYS BANK PLC

                                    By:  /s/ Gregory Roll
                                       -----------------------------------------
                                    Name:  Gregory Roll
                                         ---------------------------------------
                                    Title:  Associate Director
                                          --------------------------------------


                                    CITIZENS BANK OF MASSACHUSETTS
                                    (AS SUCCESSOR TO US TRUST)

                                    By:  /s/ Stephen M. Curran
                                       -----------------------------------------
                                    Name:  Stephen M. Curran
                                         ---------------------------------------
                                    Title:   Vice President
                                          --------------------------------------


                                    DRESDNER BANK LATEINAMERIKA AG,
                                    Miami Agency

                                    By: /s/ Carlos Lamourtte
                                       -----------------------------------------
                                    Name:  Carlos Lamourtte
                                         ---------------------------------------
                                    Title:  Assistant Vice President
                                          --------------------------------------

                                    By:  /s/ Frank Huthnance
                                       -----------------------------------------
                                    Name:  Frank Huthnance
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    ERSTE BANK NEW YORK

                                    By: /s/ Arcinee Hovanessian
                                       -----------------------------------------
                                    Name:   Arcinee Hovanessian
                                         ---------------------------------------
                                    Title:   Vice President
                                          --------------------------------------

                                    By:   /s/ John S. Runnion
                                       -----------------------------------------
                                    Name:  John S. Runnion
                                         ---------------------------------------
                                    Title:  First Vice President
                                          --------------------------------------


                                    FLEET NATIONAL BANK (SUCCESSOR BY MERGER TO
                                    FLEET BANK, N.A.)

                                    By: /s/ Thomas J. Levy
                                       -----------------------------------------
                                    Name:  Thomas J. Levy
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    FLEET BUSINESS CREDIT CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    HARCH CLO I, LTD.

                                    By:  /s/ Michael E. Lewitt
                                       -----------------------------------------
                                    Name:  Michael E. Lewitt
                                         ---------------------------------------
                                    Title:  Authorized Signatory
                                          --------------------------------------


                                    INDOSUEZ CAPITAL FUNDING III, LIMITED

                                          By:   INDOSUEZ CAPITAL,
                                                as Portfolio Advisor


                                    By:  /s/ Melissa Marano
                                       -----------------------------------------
                                    Name:  Melissa Marano
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    INTERNATIONAL BANK OF MIAMI

                                    By: /s/ Caridad Errazquin
                                       -----------------------------------------
                                    Name:  Caridad Errazquin
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    THE MITSUBISHI TRUST AND BANKING CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    MONUMENT CAPITAL

                                    By: Alliance Capital Management L.P.,
                                        as Investment Manager

                                    By: Alliance Capital Management Corporation,
                                        as General Partner

                                    By: /s/ James E. Kennedy, Jr.
                                       -----------------------------------------
                                    Name:  James E. Kennedy, Jr.
                                         ---------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------


                                    NATIONAL BANK OF CANADA

                                    By: /s/ Jay S. Stein
                                       -----------------------------------------
                                    Name:  Jay S. Stein
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    By: /s/ Michael Bloomenfeld
                                       -----------------------------------------
                                    Name:  Michael Bloomenfeld
                                         ---------------------------------------
                                    Title:  Vice President and Manager
                                          --------------------------------------


                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:  /s/ Peter W. Richer
                                       -----------------------------------------
                                    Name:  Peter W. Richer
                                         ---------------------------------------
                                    Title:  Vice-President
                                          --------------------------------------


                                    SCOTIABANC INC.

                                    By:  /s/ Frank Sandler
                                       -----------------------------------------
                                    Name:  Frank Sandler
                                         ---------------------------------------
                                    Title:  Director
                                          --------------------------------------


                                    SUNTRUST BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

THE UNDERSIGNED GUARANTORS HEREBY ACKNOWLEDGE AND CONSENT TO THE CONSENT AND AMENDMENT NO. 6 TO THE AMENDED AND RESTATED CREDIT AGREEMENT AND REAFFIRM THEIR OBLIGATIONS UNDER THE FACILITY GUARANTY THIS 9TH DAY OF NOVEMBER, 2000.

                                     APPLICA CONSUMER PRODUCTS, INC.
                                     f/k/a WINDMERE CORPORATION

                                     By:  /s/ Cindy Solovei
                                          ------------------------------------
                                     Name: Cindy Solovei
                                          ------------------------------------
                                     Title: Treasurer
                                           -----------------------------------


                                    WINDMERE HOLDINGS CORPORATION

                                     By:  /s/ Cindy Solovei
                                          ------------------------------------
                                     Name: Cindy Solovei
                                          ------------------------------------
                                     Title: Treasurer
                                           -----------------------------------


                                    WINDMERE HOLDINGS CORPORATION II

                                     By:  /s/ Cindy Solovei
                                          ------------------------------------
                                     Name: Cindy Solovei
                                          ------------------------------------
                                     Title: Treasurer
                                           -----------------------------------


                                    BAY BOOKS & TAPES, INC.

                                     By:  /s/ Cindy Solovei
                                          ------------------------------------
                                     Name: Cindy Solovei
                                          ------------------------------------
                                     Title: Treasurer
                                           -----------------------------------


                                    FORTUNE PRODUCTS, INC.

                                     By:  /s/ Cindy Solovei
                                          ------------------------------------
                                     Name: Cindy Solovei
                                          ------------------------------------
                                     Title: Treasurer
                                           -----------------------------------

                                    HP DELAWARE, INC.

                                    By:  /s/ Cindy Solovei
                                       ------------------------------------
                                    Name: Cindy Solovei
                                       ------------------------------------
                                    Title: Treasurer
                                        -----------------------------------


                                    HP AMERICAS, INC.

                                    By:  /s/ Cindy Solovei
                                       ------------------------------------
                                    Name: Cindy Solovei
                                       ------------------------------------
                                    Title: Treasurer
                                        -----------------------------------


                                    HPG LLC

                                    By:  /s/ Cindy Solovei
                                       ------------------------------------
                                    Name: Cindy Solovei
                                       ------------------------------------
                                    Title: Treasurer
                                        -----------------------------------


                                    HP INTELLECTUAL CORP

                                    By:  /s/ Cindy Solovei
                                       ------------------------------------
                                    Name: Cindy Solovei
                                       ------------------------------------
                                    Title: Treasurer
                                        -----------------------------------


                                    WD DELAWARE, INC.

                                    By:  /s/ Cindy Solovei
                                       ------------------------------------
                                    Name: Cindy Solovei
                                       ------------------------------------
                                    Title: Treasurer
                                        -----------------------------------